                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or Section 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report: September 25, 1997
                        (Date of earliest event reported)

                               CECO FILTERS, INC.
               (Exact Name of Registrant as specified in Charter)


  Delaware                       0-17804                          23-2399315
  --------                       -------                          ----------
(State or other               (Commission File                 (IRS Employer
jurisdiction of                   Number)                       Identification
incorporation)                                                    Number)



1027-29 Conshohocken Road, Conshohocken, PA                    19428-0683
-------------------------------------------                    ----------
 (Address of principal executive offices)                      (Zip Code)




                                 (610) 825-8585
                                 --------------
              (Registrant's telephone number, including area code)

         CECO Filters, Inc. hereby amends its current report on Form 8-K originally filed with Securities and Exchange Commission (the "Commission") on October 9, 1997 (the "Report"), as set forth in more detail below:

         Item 7.  Financial Statements and Exhibits

                  (a)      Financial Statements of Business Acquired

                                   BUSCH CO.
                            Pittsburgh, Pennsylvania

                    Report on Audit of Financial Statements

                      For the year ended December 31, 1996

                                 C O N T E N T S






                                                                     PAGE

INDEPENDENT AUDITORS' REPORT                                           1


FINANCIAL STATEMENTS

     Balance Sheet,  December 31, 1996                                 2

         Statements for the year ended December 31, 1996:

         Operations and Retained Earnings                              3

         Cash Flows                                                    4

     Notes to Financial Statements                                    5-8

                          INDEPENDENT AUDITORS' REPORT




To the Stockholders
Busch Co.
Pittsburgh, Pennsylvania

We have audited the accompanying balance sheet of Busch Co. as of December 31, 1996 and the related statements of operations and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Busch Co. as of December 31, 1996 and the results of its operations and cash flows for the year then ended in conformity with generally accepted accounting principles.

As discussed in Note 3 to the financial statements, the Company is involved in negotiations to sell certain assets and interests of the Company which represent primarily all of the Company's operations.






                                       Schneider Downs & Co., Inc.
                                       Certified Public Accountants



Pittsburgh, Pennsylvania
July 3, 1997

                                    BUSCH CO.

                                  BALANCE SHEET
                                DECEMBER 31, 1996

                                                      ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                            $   992,887
                                                                       -----------
  Accounts receivable:
    Trade - contract related                                             1,973,817
    Trade - other                                                          225,934
    Commissions                                                            132,241
                                                                       -----------
                                                                         2,331,992
                                                                       -----------
   Cost and estimated earnings in excess of
     billings on uncompleted contracts                                     750,942
                                                                       -----------
   Inventory                                                               117,815
                                                                       -----------
   Advances and other prepaids                                               3,230
                                                                       -----------

           Total Current Assets                                          4,196,866
                                                                       -----------
OTHER ASSETS                                                                95,077
                                                                       -----------
PROPERTY AND EQUIPMENT - AT COST                                           143,022
    Less - Accumulated depreciation                                         59,998
                                                                       -----------
                                                                            83,024
                                                                       -----------
                                                                        $4,374,967
                                                                       ===========
                                                    LIABILITIES
CURRENT LIABILITIES:
   Payments due within one year on long-term debt                      $    48,047
   Accounts payable                                                        903,826
   Billings in excess of cost and estimated earnings
     on uncompleted contracts                                              995,002
  Accrued liabilities                                                      653,101
                                                                       -----------
           Total Current Liabilities                                     2,599,976
                                                                       -----------
LONG-TERM DEBT                                                              43,992
                                                                       -----------
                                               STOCKHOLDERS' EQUITY
COMMON STOCK
   Authorized and issued 100,000 shares; stated value $.50
     per share; outstanding 95,079 shares                                   50,000

RETAINED EARNINGS                                                        1,777,756
                                                                       -----------
                                                                         1,827,756
TREASURY STOCK, at cost                                                     96,757
                                                                       -----------
                                                                         1,730,999
                                                                       -----------
                                                                        $4,374,967
                                                                       ===========


See notes to financial statements.

                                    BUSCH CO.

                  STATEMENT OF OPERATIONS AND RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1996



REVENUES                                                  $11,301,075

COST OF REVENUES                                            7,663,529
                                                          -----------
     Gross Profit                                           3,637,546
                                                          -----------
OPERATING EXPENSES
   General, administrative and selling                      2,849,511
   Interest                                                     1,855
                                                          -----------
                                                            2,851,366
                                                          -----------
   Income From Operations                                     786,180

OTHER INCOME                                                  450,621
                                                          -----------
   Net Income                                               1,236,801

RETAINED EARNINGS
   Balance, Beginning of year                                 858,805

   Distributions                                             (317,850)
                                                          -----------
   Balance, End of year                                   $ 1,777,756
                                                          ===========




See notes to financial statements.

                                    BUSCH CO.

                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1996



CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                                                           $1,236,801
   Adjustments to reconcile net income to net cash
       provided by operating activities:
   Depreciation and amortization                                                            17,820
   Changes in assets and liabilities:
       Accounts receivable                                                              (1,173,256)
     Inventory                                                                             (10,632)
     Advances and other prepaids                                                            23,775
     Other assets                                                                          (28,211)
     Accounts payable                                                                      136,181
     Accrued liabilities                                                                   287,654
     Net increase in billings related to costs and
       estimated earnings on uncompleted contracts                                         (88,377)
                                                                                        ----------
           Net Cash Provided By Operating Activities                                       401,755
                                                                                        ----------
CASH FLOWS FROM INVESTING ACTIVITIES
   Purchases of equipment                                                                  (28,515)
                                                                                        ----------
CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds from long-term debt                                                            100,000
   Payments on  long-term debt                                                              (7,961)
   Payment of distributions to shareholders                                               (317,850)
                                                                                        ----------
           Net Cash Used in Financing Activities                                          (225,811)
                                                                                        ----------
Net Increase in Cash                                                                       147,429

CASH - BEGINNING OF YEAR                                                                   845,458
                                                                                        ----------
CASH - END OF YEAR                                                                     $   992,887
                                                                                        ==========


                                 SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the year for:
   Interest                                                                            $     1,855
                                                                                        ==========



See notes to financial statements.

                                    BUSCH CO.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996




NOTE 1 - ORGANIZATION

         Busch Co. (the Company) designs and manufactures air handling units for the metals industry. Also, they are manufacturer's representatives for vendors that supply components related to this industry. The customer base includes steel and aluminum producers worldwide and the Company extends credit to these customers. The Company performs ongoing credit evaluations of its customers' financial condition and, generally, requires no collateral from its customers.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         A summary of significant accounting policies consistently applied by management in the preparation of the accompanying financial statements follows.

         Revenue recognition - Revenue from contracts is recognized on the percentage of completion method as more fully described below. Revenue from sales of product related to the Company's service representative and distributor relationships is generally recognized upon shipment to customers.

         Management estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Cash - The Company maintains cash deposits in various banks which at times exceed federally insured amounts.

         Inventory - Cost is stated at the lower of cost or market. Cost is determined using the first-in, first-out (FIFO) method.

         Property and equipment - Depreciation is provided on the straight-line method over estimated useful lives. Repairs and maintenance which do not extend the lives of the applicable assets are charged to expense as incurred. Profit or loss resulting from the retirement or other disposition of assets is included in income.

         Patent - Included in other assets in the accompanying balance sheet is approximately $85,000 related to patent costs. Amortization is provided on the straight-line basis over estimated useful lives and accumulated amortization approximated $8,000 at December 31, 1996.

         Contracts - Revenues from the design and manufacture of air handling units are recognized on the percentage of completion method, measured by the percentage of contract costs incurred to date to estimated total contract costs for each contract. This method is used because management considers contract costs to be the best available measure of progress on these contracts.

                                    BUSCH CO.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996




NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Contract costs include direct material, labor cost and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs and depreciation costs. General and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions and estimated profitability may result in revisions to contract revenue and costs and are recognized in the period in which the revisions are made.

         The asset, "costs and estimated earnings in excess of billings on uncompleted contracts," represents revenues recognized in excess of amounts billed, the liability, "billings in excess of costs and estimated earnings on uncompleted contracts," represents billings in excess of revenues recognized.

         Income taxes - The corporation has elected to be taxed as an S corporation. Accordingly, the taxable income or loss of the corporation is included in the personal tax returns of the stockholders. Therefore, no provision for federal or state income taxes is included in the accompanying financial statements.


NOTE 3 - SUBSEQUENT EVENT

         In 1997, the Company entered into a letter of intent which provides for the transfer of certain assets, and all rights and interests of the Company. As of the date of this report, no agreements have been consummated.


NOTE 4 - FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying amounts of the Company's cash and cash equivalents, accounts receivable and note payable approximate their fair value.


NOTE 5 - CONTRACT RECEIVABLES

         Contract receivables consist of the following:

              Contract receivables billed:
                Completed contracts                   $     40,107
                Contracts in progress                    1,920,068
                Retained                                    13,642
                                                      ------------
                                                        $1,973,817
                                                      ============

                                    BUSCH CO.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996




NOTE 6 - COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

         Costs and estimated earnings on uncompleted contracts consists of the following:

              Costs incurred on uncompleted contracts                                  $6,286,797
              Estimated earnings                                                        3,170,062
                                                                                       ----------
                                                                                        9,456,859
              Less: billings to date                                                    9,700,919
                                                                                       ----------
                                                                                        ($244,060)
                                                                                       ==========
              Included in the accompanying balance sheets under the following captions:
                Costs and estimated earnings in excess of
                  billings on uncompleted contracts                                    $  750,942
                Billings in excess of costs and estimated
                  earnings on uncompleted contracts                                      (995,002)
                                                                                       ----------
                                                                                        ($244,060)
                                                                                       ==========

NOTE 7 - LINE OF CREDIT

         The Company has a demand line of credit agreement with Mellon Bank in the amount of $450,000 with interest at the prime rate (8.0% at December 31, 1996) plus .5%. The agreement is collateralized by inventory and equipment and is due to expire on November 9, 1997.

         In 1997, this agreement was amended to provide an additional $200,000 for issuance of letters of credit. All other terms and conditions remain the same except that the majority stockholder has personally guaranteed this facility.


NOTE 8 - LONG-TERM DEBT

         Long-term debt is as follows:

              Note payable to a bank, payable in monthly installments totaling
                $4,534 including interest at 9.0% through September 9, 1998 and a final payment of $5,417,
                collateralized by accounts receivable and inventory                       $92,402

              Less payments due within one year                                            48,047
                                                                                       ----------
                                                                                          $44,355
                                                                                       ==========

                                        7

                                    BUSCH CO.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996


NOTE 9 - EMPLOYEE RETIREMENT PLANS

         The Company has a defined contribution profit sharing plan covering substantially all full-time employees. Contributions to the plans are determined annually by management. The plan also contains a participant salary reduction and employer matching provision. The employer matching portion is limited to 6% of eligible compensation. Total contributions to the Plan for the year ended December 31, 1996 were approximately $64,000.


NOTE 10 - LEASES

         The Company leases its corporate offices from an entity related through common ownership. The lease provides for monthly rental payments of approximately $11,000 and is due to expire on July 31, 1999.

         In addition, the Company also leases automobiles and certain office equipment. Total rent expense approximated $203,000 for the year ended December 31, 1996.

         Following is a schedule, by year, of the future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 1996:

                      1997                                 $214,000
                      1998                                  198,000
                      1999                                  103,000
                      2000                                   13,000
                      2001                                    2,000
                                                           --------
                                                           $530,000
                                                           ========

NOTE 11 - BACKLOG

         The following schedule shows a reconciliation of backlog representing the amount of revenue the Company expects to realize from work to be performed on uncompleted contracts in progress at December 31, 1996 and from contractual agreements on which work has not yet begun:

              Balance, December 31, 1995                      $  4,763,531
              Contract adjustments                                  45,123
              New contracts, 1996                               10,930,030
                                                              ------------
                                                                15,738,684
              Less contract revenue recognized, 1996             9,347,755
                                                              ------------
              Balance, December 31, 1996                      $  6,390,929
                                                              ============

         As of December 31, 1996, certain contracts have been omitted from the backlog reconciliation due to management's uncertainty as to the continuation of these contracts. The total contract price, contract revenue recognized during 1996 and backlog associated with these contracts, amounted to approximately $2,547,000, $104,000 and $2,443,000, respectively.

         In addition, between January 1, 1997 and June 30, 1997, the Company entered into additional contracts with a value of approximately $6,880,000.

                                    BUSCH CO.
                            Pittsburgh, Pennsylvania


                    Report on Review of Financial Statements

                     For the six Months Ended June 30, 1997

                                 C O N T E N T S






                                                                       PAGE

INDEPENDENT ACCOUNTANTS' REVIEW REPORT                                   1


FINANCIAL STATEMENTS

     Balance Sheet, June 30, 1997                                        2

         Statements for the year ended June 30, 1997:

         Operations and Retained Earnings                                3

         Cash Flows                                                      4

     Notes to Financial Statements                                      5-8

To the Stockholders
Busch Co.
Pittsburgh, Pennsylvania


We have reviewed the accompanying balance sheet of Busch Co. as of June 30, 1997 and the related statements of operations and retained earnings, and cash flows for the six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Busch Co.


A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.


Based on our reviews, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

As discussed in Note 3 to the financial statements, the Company entered into an asset purchase agreement to sell certain assets and interests of the Company which represent primarily all of the Company's operations.







                                                   Schneider Downs & Co., Inc.
                                                   Certified Public Accountants





Pittsburgh, Pennsylvania
October 3, 1997

                                    BUSCH CO.

                                  BALANCE SHEET
                                  JUNE 30, 1997

                                                      ASSETS
CURRENT ASSETS
   Cash and cash equivalents                                                                    $1,443,807
                                                                                                ----------
   Accounts receivable:
     Trade - contract related                                                                    2,595,020
     Trade - other                                                                                 330,460
     Commissions                                                                                   244,180
                                                                                                ----------
                                                                                                 3,169,660
                                                                                                ----------
   Cost and estimated earnings in excess of
     billings on uncompleted contracts                                                             234,394
                                                                                                ----------
   Inventory                                                                                       145,379
                                                                                                ----------
   Advances and other prepaids                                                                      13,059
                                                                                                ----------

           Total Current Assets                                                                  5,006,299
                                                                                                ----------
OTHER ASSETS                                                                                        92,323
                                                                                                ----------
PROPERTY AND EQUIPMENT - AT COST                                                                   201,639
   Less - Accumulated depreciation                                                                  69,821
                                                                                                ----------
                                                                                                   131,818
                                                                                                ----------
                                                                                                $5,230,440
                                                                                                ==========
                                                    LIABILITIES
CURRENT LIABILITIES
   Accounts payable                                                                             $1,259,691
   Billings in excess of cost and estimated
     earnings on uncompleted contracts                                                           1,070,310
   Accrued liabilities                                                                           1,126,884
                                                                                                ----------
       Total Current Liabilities                                                                 3,456,885
                                                                                                ----------

                                               STOCKHOLDERS' EQUITY
COMMON STOCK
   Authorized and issued 100,000 shares; stated value $.50
     per share; outstanding 95,079 shares                                                           50,000

RETAINED EARNINGS                                                                                1,820,312
                                                                                                ----------
                                                                                                 1,870,312
TREASURY STOCK, at cost                                                                             96,757
                                                                                                ----------
                                                                                                 1,773,555
                                                                                                ----------
                                                                                                $5,230,440
                                                                                                ==========


See notes to financial statements.

                                    BUSCH CO.

                  STATEMENT OF OPERATIONS AND RETAINED EARNINGS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997







REVENUES                                                  $6,606,368

COST OF REVENUES                                           4,270,758
                                                          ----------
     Gross Profit                                          2,335,610
                                                          ----------
COMMISSION INCOME                                            297,474
                                                          ----------
OPERATING EXPENSES
   General, administrative and selling                     2,131,019
   Interest                                                    4,133
                                                          ----------
                                                           2,135,152
                                                          ----------
   Income from Operations                                    497,932

INTEREST INCOME                                               27,931
                                                          ----------
   Net Income                                                525,863

RETAINED EARNINGS
   Balance, Beginning of period                            1,777,756

   Distributions                                            (483,307)
                                                          ----------
   Balance, End of period                                 $1,820,312
                                                          ==========



See notes to financial statements.

                                    BUSCH CO.

                             STATEMENT OF CASH FLOWS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997





CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                                                                  $   525,863
   Adjustments to reconcile net income to net cash
       provided by operating activities:
     Depreciation and amortization                                                                  10,896
   Changes in assets and liabilities:
     Accounts receivable                                                                          (837,668)
     Inventory                                                                                     (27,564)
     Advances and other prepaids                                                                    (9,829)
     Other assets                                                                                    1,682
     Accounts payable                                                                              355,865
     Accrued liabilities                                                                           473,783
     Net increase in billings related to costs and
       estimated earnings on uncompleted contracts                                                 591,856
                                                                                                ----------
           Net Cash Provided By Operating Activities                                             1,084,884
                                                                                                ----------
CASH FLOWS FROM INVESTING ACTIVITIES
   Purchases of equipment                                                                          (58,618)
                                                                                                ----------
CASH FLOWS FROM FINANCING ACTIVITIES
   Payments on  long-term debt                                                                     (92,039)
   Payment of distributions to stockholders                                                       (483,307)
                                                                                                ----------

           Net Cash Used in Financing Activities                                                  (575,346)
                                                                                                ----------

           Net Increase in Cash                                                                    450,920

CASH - BEGINNING OF PERIOD                                                                         992,887
                                                                                                ----------

CASH - END OF PERIOD                                                                            $1,443,807
                                                                                                ==========


                                 SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid during the period for:
   Interest                                                                                     $    4,133
                                                                                                ----------





See notes to financial statements.

                                    BUSCH CO.

                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1997




NOTE 1 - ORGANIZATION

         Busch Co. (the Company) designs and manufactures air handling units for the metals industry. Also, they are manufacturer's representatives for vendors that supply components related to this industry. The customer base includes steel and aluminum producers worldwide and the Company extends credit to these customers. The Company performs ongoing credit evaluations of its customers' financial condition and, generally, requires no collateral from its customers.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         A summary of significant accounting policies consistently applied by management in the preparation of the accompanying financial statements follows.

         Revenue recognition - Revenue from contracts is recognized on the percentage of completion method as more fully described below. Revenue from sales of product related to the Company's service representative and distributor relationships is generally recognized upon shipment to customers.

         Management estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Cash - The Company maintains cash deposits in various banks which at times exceed federally insured amounts.

         Inventory - Cost is stated at the lower of cost or market. Cost is determined using the first-in, first-out (FIFO) method.

         Property and equipment - Depreciation is provided on the straight-line method over estimated useful lives. Repairs and maintenance which do not extend the lives of the applicable assets are charged to expense as incurred. Profit or loss resulting from the retirement or other disposition of assets is included in income.

         Patent - Included in other assets in the accompanying balance sheet is approximately $85,000 related to patent costs. Amortization is provided on the straight-line basis over estimated useful lives and accumulated amortization approximated $9,000 at June 30, 1997.

         Contracts - Revenues from the design and manufacture of air handling units are recognized on the percentage of completion method, measured by the percentage of contract costs incurred to date to estimated total contract costs for each contract. This method is used because management considers contract costs to be the best available measure of progress on these contracts.

                                    BUSCH CO.

                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1997





NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Contract costs include direct material, labor cost and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs and depreciation costs. General and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions and estimated profitability may result in revisions to contract revenue and costs and are recognized in the period in which the revisions are made.

         The asset, "costs and estimated earnings in excess of billings on uncompleted contracts," represents revenues recognized in excess of amounts billed. The liability, "billings in excess of costs and estimated earnings on uncompleted contracts," represents billings in excess of revenues recognized.

         Income taxes - The corporation has elected to be taxed as an S corporation. Accordingly, the taxable income or loss of the corporation is included in the personal tax returns of the stockholders. Therefore, no provision for federal or state income taxes is included in the accompanying financial statements.


NOTE 3 - SUBSEQUENT EVENT

         On September 25, 1997, the Company entered into an asset purchase agreement with CECO Filters, Inc. (CECO) for the sale of certain assets, and all rights and interests of the Company. The sale was effective July 1, 1997, and includes certain construction contracts, certain real property leases, all inventories, goodwill, all rights pursuant to warranties, representations and guaranties and all rights, titles and interests in trademarks, service marks, trade names and trade styles. Also, as of July 1, 1997, operations will be conducted by CECO.

         The accompanying financial statements do not reflect any adjustments that result from the discontinuance of the Company.


NOTE 4 - CONTRACT RECEIVABLES

         Contract receivables consist of the following:

              Contract receivables billed:
                Completed contracts              $  411,197
                Contracts in progress             2,183,823
                                                 ----------
                                                 $2,595,020
                                                 ==========

                                    BUSCH CO.

                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1997





NOTE 5 - COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

         Costs and estimated earnings on uncompleted contracts consists of the following:

              Costs incurred on uncompleted contracts                                 $ 7,526,876
              Estimated earnings                                                        4,255,444
                                                                                       ----------
                                                                                       11,782,320
              Less: billings to date                                                   12,618,236
                                                                                       ----------
                                                                                        ($835,916)
                                                                                       ==========
              Included in the accompanying balance sheet under the following captions:
                Costs and estimated earnings in excess of
                  billings on uncompleted contracts                                   $   234,394
                Billings in excess of costs and estimated
                  earnings on uncompleted contracts                                    (1,070,310)
                                                                                       ----------

                                                                                        ($835,916)
                                                                                       ==========


NOTE 6 - EMPLOYEE RETIREMENT PLANS

         The Company has a defined contribution profit sharing plan covering substantially all full-time employees. Contributions to the plans are determined annually by management. The plan also contains a participant salary reduction and employer matching provision. As determined by the provisions of the plan, the Company matches the employees' basic voluntary contributions. Company matching contributions to the plan were approximately $40,000 for the six month period ended June 30, 1997.

         In accordance with the purchase agreement described in Note 3, CECO shall assume all obligations accruing after the closing date and shall become the plan sponsor.

                                    BUSCH CO.

                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1997




NOTE 7 - LEASES

         The Company leases its corporate offices from an entity related through common ownership. The lease provides for monthly rental payments of approximately $11,000 and is due to expire on July 31, 2001.

         In addition, the Company also leases automobiles and certain office equipment. Total rent expense approximated $116,000 for the six months ended June 30, 1997.

         Following is a schedule, by year, of the future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of June 30, 1997:

                      1998                               $227,000
                      1999                                192,000
                      2000                                169,000
                      2001                                154,000
                                                         --------
                                                         $742,000
                                                         ========


         In accordance with the purchase agreement described in Note 3, CECO has assumed these lease obligations.


NOTE 8 - BACKLOG

         The following schedule shows a reconciliation of backlog representing the amount of revenue the Company expects to realize from work to be performed on uncompleted contracts in progress at June 30, 1997 and from contractual agreements on which work has not yet begun:

              Balance, December 31, 1996                               $  6,390,929

                Contract adjustments                                        490,289

                New contracts, 1997                                       7,356,333
                                                                       ------------
                                                                         14,237,551
                Less - Contract revenue recognized, June 30, 1997         5,680,521
                                                                       ------------
              Balance, June 30, 1997                                   $  8,557,030
                                                                       ============


                  (b)      Pro Forma Financial Information.

                CECO FILTERS, INC. AND CONSOLIDATED SUBSIDIARIES

           PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET (UNAUDITED)
                                DECEMBER 31, 1996
                                    (NOTE 1)
--------------------------------------------------------------------------------


                                                                          CECO                           PRO FORMA
                                                                      FILTERS, INC.       --------------------------------------
                                                                           AND            ADJUSTMENTS               CONSOLIDATED
                                                                      SUBSIDIARIES        -----------               ------------
                               ASSETS

Current assets:
   Cash                                                               $   374,186        ($  12,500) (F)             $  261,686
                                                                                         (  100,000) (H)
   Accounts receivable                                                  2,077,045         2,165,562  (G)              4,242,607
   Inventories                                                            565,371           145,379  (G)                710,750
   Prepaid expenses and other current assets                               40,439           100,000  (A)                140,439
   Deferred income taxes                                                   58,735                                        58,735
                                                                      -----------        ----------                 -----------
           Total current assets                                         3,115,776         2,298,441                   5,414,217

Property and equipment, net                                             1,782,087           131,818  (G)              1,913,905
Intangible and other assets, at cost, net                                  88,144            12,500  (F)                177,316
                                                                                             76,672  (G)
Goodwill                                                                                  1,601,637  (G)              1,701,637
                                                                                            100,000  (H)
Investment in CECO Environmental Corp.                                    230,000                                       230,000
                                                                      -----------        ----------                 -----------
                                                                       $5,216,007        $4,221,068                  $9,437,075
                                                                      ===========        ==========                 ===========

    LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Short-term obligations                                             $   400,000        $1,040,576  (E)             $1,440,576
   Current portion of long-term debt                                       83,100           250,000  (C)                333,100
   Current portion of capital lease obligation                              6,043                                         6,043
   Accounts payable and accrued expenses                                1,205,795            14,930  (G)              1,220,725
   Billings in excess of costs and estimated
     earnings on uncompleted contracts                                                    2,165,562  (G)              2,165,562
   Accrued income taxes                                                   276,976        (  200,000) (B)                 76,976
                                                                      -----------        ----------                 -----------

           Total current liabilities                                    1,971,914         3,271,068                   5,242,982

Long-term debt, less current portion                                    1,132,869           750,000  (C)              1,882,869
Subordinated note payable to CECO Environmental Corp.                                       500,000  (D)                500,000
Capital lease obligation, less current portion                              9,882                                         9,882
                                                                      -----------        ----------                 -----------

                                                                        3,114,665         4,521,068                   7,635,733
                                                                      -----------        ----------                 -----------
Shareholders' equity:
   Common stock                                                             6,868                                         6,868
   Capital in excess of par value                                         915,984                                       915,984
   Retained earnings                                                    1,178,490          (300,000) (B)                878,490
                                                                      -----------        ----------                 -----------

           Total shareholders' equity                                   2,101,342          (300,000)                  1,801,342
                                                                      -----------        ----------                 -----------

                                                                       $5,216,007        $4,221,068                  $9,437,075
                                                                      ===========        ==========                 ===========

                CECO FILTERS, INC. AND CONSOLIDATED SUBSIDIARIES

      PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                    (NOTE 2)
--------------------------------------------------------------------------------

                                                      CECO
                                                  FILTERS, INC.
                                                       AND
                                                  SUBSIDIARIES         BUSCH CO.            TOTAL
Net revenues                                       $5,467,487          $6,903,842         $12,371,329
                                                   ----------          ----------         -----------
Costs and expenses:
   Cost of revenues                                 2,797,027           4,270,758           7,067,785
   Selling and administrative                       1,897,766           2,120,123           4,017,889


   Management fees, CECO Environmental Corp.          120,000                                 120,000
   Depreciation and amortization                      199,260              10,896             210,156
                                                   ----------          ----------         -----------

                                                    5,014,053           6,401,777          11,415,830
                                                   ----------          ----------         -----------

Income from operations                                453,434             502,065             955,499

Interest income (expense), net                        (49,378)             23,798             (25,580)
                                                   ----------          ----------         -----------

Income before income taxes                            404,056             525,863             929,919

Income taxes                                          161,000                                 161,000
                                                   ----------          ----------         -----------

Net income                                        $   243,056         $   525,863       $     768,919
                                                   ==========          ==========         ===========

Net income per share                                     $.03
                                                         ====
Weighted average number of
   common shares outstanding                        6,867,667
                                                   ==========


                                                             PRO FORMA
                                                 ADJUSTMENTS          CONSOLIDATED
Net revenues                                                           $12,371,329
                                                                       -----------
Costs and expenses:
   Cost of revenues                                                      7,067,785
   Selling and administrative                   $  50,000  (I)           4,236,870
                                                   50,000  (L)
                                                  118,981  (N)
   Management fees, CECO Environmental Corp.                               120,000
   Depreciation and amortization                   20,020  (K)             230,176
                                                  -------               ----------

                                                  239,001               11,654,831
                                                  -------               ----------

Income from operations                           (239,001)                 716,498

Interest income (expense), net                    108,767) (J)            (134,347)
                                                  -------               ----------

Income before income taxes                       (347,768)                 582,151

Income taxes                                       70,861 (M)              231,861
                                                  -------               ----------

Net income                                      ($418,629)             $   350,290
                                                  =======               ==========

Net income per share                                                          $.05
                                                                              ====
Weighted average number of
   common shares outstanding                                             6,867,667
                                                                        ==========

                CECO FILTERS, INC. AND CONSOLIDATED SUBSIDIARIES
                ------------------------------------------------

   Explanatory Notes to Pro Forma Consolidated Condensed Financial Statements
   --------------------------------------------------------------------------
                     For the Six Months Ended June 30, 1997
                     --------------------------------------




1. The pro forma consolidated condensed balance sheet is based on the consolidated balance sheet of CECO Filters, Inc. ("CECO") to reflect the acquisition of Busch Co. ("Busch") by CECO, which took place on September 25, 1997 ("closing date") (effective date of July 1, 1997), as if it had taken place on June 30, 1997, after giving effect to the pro forma adjustments to reflect the following:

         CECO paid $2,100,000 for essentially all of the assets and business of Busch on the closing date. As part of the transaction, CECO obtained a non-compete agreement from one of the stockholders of Busch pursuant to which he will be paid a total of $900,000, of which $100,000 (A) was paid on the closing date, and $200,000 is to be paid on July 1, 1998, 1999, 2000, and 2001. In addition, a sign-on bonus of $500,000 was paid to this stockholder ($300,000 net of income taxes) (B) on the transaction date.

         The total cash required at closing amounted to $2,540,576 and is net of certain of Busch's accrued expenses which CECO agreed to assume. CECO financed this transaction with a bank term loan in the amount of $1,000,000 (C); a $500,000 (D) subordinated, unsecured loan from CECO Environmental Corp. ("CEC"), its parent company; and $1,040,576 (E) from its $1,500,000 bank line of credit. The bank term loan requires 48 monthly principal payments of $20,833, plus interest at 8.75% per annum, commencing October 1, 1997. Under the terms of a subordination agreement between CEC and CECO's lender, principal repayment under the unsecured loan from CEC cannot commence until after September 30, 1999. Interest on the CEC loan is at 10% per annum. Interest on the bank line of credit is at 1/2 % over the bank's prime lending rate (current effective rate is 9%). CECO incurred financing fees of $ 12,500 (F) related to the bank financing.

         The net assets acquired are summarized as follows (G):

                  Accounts receivable related to jobs in process       $2,165,562
                  Inventory                                               145,379
                  Equipment                                               131,818
                  Patents                                                  76,672
                  Goodwill                                              1,601,637
                  Billings in excess of costs and estimated
                    earnings on uncompleted contracts                 ( 2,165,562)
                  Accrued expenses                                    (    14,930)
                                                                       ----------

                           Total                                       $1,940,576
                                                                       ==========

         CECO incurred approximately $100,000 (H) in costs associated with the transaction, which was funded internally.

                CECO FILTERS, INC. AND CONSOLIDATED SUBSIDIARIES
                ------------------------------------------------
                   Explanatory Notes to Pro Forma Consolidated
                   Condensed Financial Statements - Continued
                   ------------------------------------------
                      For the Year Ended December 31, 1996
                      ------------------------------------



2. The pro forma consolidated condensed statement of operations is based on the individual statements of CECO and Busch for the year ended December 31, 1996, after giving effect to the pro forma adjustments necessary to reflect the acquisition described in Note 1, as if it had taken place on January 1, 1996.

         The pro forma adjustments are as follows:

         (I)      Amortization of covenant not to compete of $100,000.

         (J) Increase in interest expense of $217,534 as a result of $1,000,000 bank term loan, $500,000 loan from CEC, and the use of bank line of credit of $1,040,576.

         (K)      Amortization of goodwill over 40 years amounting to $40,041.

         (L) Increase in salary of former officer of Busch as part of new employment agreement.

         (M) Pro forma income taxes have been provided to reflect an effective tax rate of 40%.

         (N) Incentive compensation under new employment agreement for former officer of Busch.

                CECO FILTERS, INC. AND CONSOLIDATED SUBSIDIARIES

           PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET (UNAUDITED)
                                  JUNE 30, 1997
                                    (NOTE 1)
--------------------------------------------------------------------------------

                                                                         CECO
                                                                     FILTERS, INC.
                                                                          AND                          PRO FORMA
                                                                                         --------------------------------------
                                                                     SUBSIDIARIES        ADJUSTMENTS               CONSOLIDATED
                                                                     ------------        --------------------------------------
                               ASSETS
Current assets:
   Cash                                                               $   724,376        ($  12,500) (F)            $   611,876
                                                                                         (  100,000) (H)
   Accounts receivable                                                    806,845         2,165,562  (G)              2,972,407
   Inventories                                                            490,816           145,379  (G)                636,195
   Prepaid expenses and other current assets                               42,100           100,000  (A)                142,100
   Recoverable income taxes                                                                 200,000  (B)                200,000
   Deferred income taxes                                                   58,735                                        58,735
                                                                      -----------        ----------                  ----------
           Total current assets                                         2,122,872         2,498,441                   4,621,313

Property and equipment, net                                             1,774,792           131,818  (G)              1,906,610
Intangible and other assets, at cost, net                                 107,484            12,500  (F)                196,656
                                                                                             76,672  (G)
Goodwill                                                                                  1,601,637  (G)              1,701,637
                                                                                            100,000  (H)
Investment in CECO Environmental Corp.                                    230,000                                       230,000
                                                                      -----------        ----------                  ----------

                                                                       $4,235,148        $4,421,068                  $8,656,216
                                                                      ===========        ==========                  ==========


    LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Short-term obligations                                                                $1,040,576  (E)             $1,040,576
   Current portion of long-term debt                                 $     66,959           250,000  (C)                316,959
   Current portion of capital lease obligation                              6,043                                         6,043
   Accounts payable and accrued expenses                                  684,464            14,930  (G)                699,394
   Billings in excess of costs and estimated
     earnings on uncompleted contracts                                                    2,165,562  (G)              2,165,562
   Accrued income taxes                                                    32,686                                        32,686
                                                                      -----------        ----------                  ----------

           Total current liabilities                                      790,152         3,471,068                   4,261,220

Long-term debt, less current portion                                    1,094,336           750,000  (C)              1,844,336
Subordinated note payable to CECO Environmental Corp.                                       500,000  (D)                500,000
Capital lease obligation, less current portion                              6,262                                         6,262
                                                                      -----------        ----------                  ----------

                                                                        1,890,750         4,721,068                   6,611,818
                                                                      -----------        ----------                  ----------

Shareholders' equity:
   Common stock                                                             6,868                                         6,868
   Capital in excess of par value                                         915,984                                       915,984
   Retained earnings                                                    1,421,546        (  300,000) (B)              1,121,546
                                                                      -----------        ----------                  ----------

           Total shareholders' equity                                   2,344,398        (  300,000)                  2,044,398
                                                                      -----------        ----------                  ----------

                                                                       $4,235,148        $4,421,068                  $8,656,216
                                                                      ===========        ==========                  ==========

                CECO FILTERS, INC. AND CONSOLIDATED SUBSIDIARIES

      PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                    (NOTE 2)
--------------------------------------------------------------------------------


                                                        CECO
                                                    FILTERS, INC.
                                                         AND
                                                    SUBSIDIARIES           BUSCH CO.            TOTAL
                                                    -------------          ---------            -----
Net revenues                                         $9,847,697          $11,751,696        $21,599,393
                                                     ----------          -----------        -----------
Costs and expenses:
   Cost of revenues                                   5,187,732            7,663,529         12,851,261
   Selling and administrative                         3,316,716            2,831,691          6,148,407


   Management fees, CECO Environmental Corp.            240,000                                 240,000
   Depreciation and amortization                        341,599               17,820            359,419
                                                     ----------          -----------        -----------

                                                      9,086,047           10,513,040         19,599,087
                                                     ----------          -----------        -----------

Income from operations                                  761,650            1,238,656          2,000,306

Interest income (expense), net                         (154,837)               1,855           (152,982)
                                                     ----------          -----------        -----------

Income before income taxes                              606,813            1,240,511          1,847,324

Income taxes                                            205,788                                 205,788
                                                     ----------          -----------        -----------

Net income                                          $   401,025         $  1,240,511       $  1,641,536
                                                     ==========          ===========        ===========

Net income per share                                       $.06
                                                           ====
Weighted average number of
   common shares outstanding                          6,867,667
                                                      =========


                                                                           PRO FORMA
                                                           -----------------------------------------
                                                           ADJUSTMENTS                  CONSOLIDATED
                                                           -----------                  ------------
Net revenues                                                                              $21,599,393
                                                                                          -----------
Costs and expenses:
   Cost of revenues                                                                        12,851,261
   Selling and administrative                         $   100,000  (I)                      6,701,645
                                                          100,000  (L)
                                                          353,238  (N)
   Management fees, CECO Environmental Corp.                                                  240,000
   Depreciation and amortization                           40,041  (K)                        399,460
                                                          -------                          ----------
                                                          593,279                          20,192,366
                                                          -------                          ----------

Income from operations                                   (593,279)                          1,407,027

Interest income (expense), net                           (217,534) (J)                       (370,516)
                                                          -------                          ----------

Income before income taxes                               (810,813)                          1,036,511

Income taxes                                              208,816  (M)                        414,604
                                                          -------                          ----------

Net income                                            ($1,019,629)                       $    621,907
                                                          =======                          ==========

Net income per share                                                                             $.09
                                                                                                 ====
Weighted average number of
   common shares outstanding                                                                6,867,667
                                                                                            =========

                CECO FILTERS, INC. AND CONSOLIDATED SUBSIDIARIES
                ------------------------------------------------

   Explanatory Notes to Pro Forma Consolidated Condensed Financial Statements
   --------------------------------------------------------------------------
                      For the Year Ended December 31, 1996
                      ------------------------------------



1. The pro forma consolidated condensed balance sheet is based on the consolidated balance sheet of CECO Filters, Inc. ("CECO") to reflect the acquisition of Busch Co. ("Busch") by CECO, which took place on September 25, 1997 ("closing date") (effective date of July 1, 1997), as if it had taken place on December 31, 1996, after giving effect to the pro forma adjustments to reflect the following:

         CECO paid $2,100,000 for essentially all of the assets and business of Busch on the closing date. As part of the transaction, CECO obtained a non-compete agreement from one of the stockholders of Busch pursuant to which he will be paid a total of $900,000, of which $100,000 (A) was paid on the closing date, and $200,000 is to be paid on July 1, 1998, 1999, 2000, and 2001. In addition, a sign-on bonus of $500,000 was paid to this stockholder ($300,000 net of income taxes) (B) on the closing date.

         The total cash required at closing amounted to $2,540,576 and is net of certain of Busch's accrued expenses which CECO agreed to assume. CECO financed this transaction with a bank term loan in the amount of $1,000,000 (C); a $500,000 (D) subordinated, unsecured loan from CECO Environmental Corp. ("CEC"), its parent company; and $1,040,576 (E) from its $1,500,000 bank line of credit. The bank term loan requires 48 monthly principal payments of $20,833, plus interest at 8.75% per annum, commencing October 1, 1997. Under the terms of a subordination agreement between CEC and CECO's lender, principal repayment under the unsecured loan from CEC cannot commence until after September 30, 1999. Interest on the CEC loan is at 10% per annum. Interest on the bank line of credit is at 1/2 % over the bank's prime lending rate (current effective rate is 9%). CECO incurred financing fees of $ 12,500 (F) related to the bank financing.

         The net assets acquired are summarized as follows (G):

                  Accounts receivable related to jobs in process          $2,165,562
                  Inventory                                                 145,379
                  Equipment                                                 131,818
                  Patents                                                    76,672
                  Goodwill                                                1,601,637
                  Billings in excess of costs and estimated
                    earnings on uncompleted contracts                    (2,165,562)
                  Accrued expenses                                          (14,930)
                                                                         ----------
                           Total                                         $1,940,576
                                                                         ==========

         CECO incurred approximately $100,000 (H) in costs associated with the transaction, which was funded internally.

                CECO FILTERS, INC. AND CONSOLIDATED SUBSIDIARIES
                ------------------------------------------------

                   Explanatory Notes to Pro Forma Consolidated
                   Condensed Financial Statements - Continued
                   ------------------------------------------
                     For the Six Months Ended June 30, 1997
                     --------------------------------------



2. The pro forma consolidated condensed statement of operations is based on the individual statements of CECO and Busch for the six months ended June 30, 1997, after giving effect to the pro forma adjustments necessary to reflect the acquisition described in Note 1, as if it had taken place on January 1, 1997.

         The pro forma adjustments are as follows:

         (I)      Amortization of covenant not to compete of $50,000.

         (J) Increase in interest expense of $108,767 as a result of $1,000,000 bank term loan, $500,000 loan from CEC, and the use of bank line of credit of $1,040,576.

         (K)      Amortization of goodwill over 40 years amounting to $20,020.

         (L) Increase in salary of former officer of Busch as part of new employment agreement.

         (M) Pro forma income taxes have been provided to reflect an effective tax rate of 40%.

         (N) Incentive compensation under new employment agreement for former officer of Busch.

                  (c)      Exhibits.

                           None.





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report or amendment to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SIGNATURE

                                                  CECO FILTERS, INC.


                                                  By:/s/ Steven I. Taub
                                                     ------------------
                                                     Steven I. Taub
                                                     President
DATE:  December 8, 1997

                                       -2-